                                                                    5314071-0001


                           REVOLVING CREDIT AGREEMENT

This Revolving Credit Agreement (the "AGREEMENT") is made and entered into by and between the undersigned borrower (the "BORROWER") and the undersigned bank (the "BANK") as of the date set forth on the last page of this Agreement.

                                ARTICLE I. LOANS

 1.1 REVOLVING CREDIT LOANS. From time to time prior to DECEMBER 1, 2003 (the "MATURITY DATE") or the earlier termination hereof, the Borrower may borrow from the Bank for working capital purposes up to the aggregate principal amount outstanding at any one time of the lesser of (i) $ 2,000,000.00 (the "LOAN AMOUNT"), less letters of credit issued by the Bank, or (ii) if applicable, the BORROWING BASE (defined below). All revolving loans hereunder will be evidenced by a single promissory note of the Borrower payable to the order of the Bank in the principal amount of the Loan Amount (the "NOTE"). Although the Note will be expressed to be payable in the full Loan Amount, the Borrower will be obligated to pay only the amounts actually disbursed hereunder, together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein. In the event that the principal amount outstanding under the Note exceeds the Borrowing Base at any time, the Borrower will immediately, without request, prepay an amount sufficient to eliminate such excess.

 1.2 BORROWING BASE. The Borrowing Base will be an amount equal to the sum of
(i) 80.00 % of the face amount of Eligible Accounts, and (ii) the lesser of $ N/A or 50.00 % of the Borrower's cost of Eligible Inventory, as such cost may be diminished as a result of any event causing loss or depreciation in value of Eligible Inventory less (iii) the current outstanding loan balance on note(s) in the original amount(s) of $ 2,000,000.00, and less (iv) undrawn amounts of outstanding letters of credit issued by Bank or any affiliate thereof. The Borrower will provide the Bank with information regarding the Borrowing Base in such form and at such times as the Bank may request. The terms used in this
Section 1.2 will have the meanings set forth in a supplement entitled "Financial Definitions," a copy of which the Borrower acknowledges having received with this Agreement and which is incorporated herein by reference.

 1.3 ADVANCES AND PAYING PROCEDURE. The Bank is authorized and directed to credit any of the Borrower's accounts with the Bank (or to the account the Borrower designates in writing) for all loans made hereunder, and the Bank is authorized to debit such account or any other account of the Borrower with the Bank for the amount of any principal or interest due under the Note or other amount due hereunder on the due date with respect thereto. Each advance shall be in the minimum amount of $5,000.

 1.4 CLOSING FEE. The Borrower will pay the Bank a one-time closing fee of $ N/A contemporaneously with execution of this Agreement. This fee is in addition to all other fees, expenses and other amounts due hereunder.

 1.5 LOAN FACILITY FEE. The Borrower will pay a loan facility fee equal to:

        [ ]  $      N/A     per annum, payable annually in advance; (or)
              -------------

        [x]       0.125%    per annum of the Loan Amount, payable annually in
              ------------- advance; (or)

        [ ]         N/A%    per annum of the difference between the Loan Amount
              ------------- and the unpaid principal amount of the Note
                            outstanding from time to time, payable quarterly, in arrears, on the last business day of each third calendar month, and at maturity; (or)

        [ ]         N/A%    per annum of the unpaid principal amount of the Note
              ------------- outstanding from time to time, payable quarterly, in arrears, on the last business day of each third calendar month; and at maturity.

The loan facility fee is payable for the entire period that this Agreement is in effect, regardless of whether any amounts are outstanding hereunder at any given time.

 1.6 EXPENSES AND ATTORNEYS' FEES. The Borrower will reimburse the Bank and any Participant (defined below) for all attorneys' fees and all other costs, fees and out-of-pocket disbursements incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Agreement or any of the other Loan Documents (defined below), including fees and costs related to any waivers or amendments with respect thereto (examples of costs and fees include but are not limited to fees and costs for: filing, perfecting or confirming the priority of the Bank's lien, title searches or insurance, appraisals, environmental audits and other reviews related to the Borrower, any collateral or the loans, if requested by the Bank). The Borrower will also reimburse the Bank and any Participant for all costs of collection, including all attorneys' fees, before and after judgment, and the costs of preservation and/or liquidation of any collateral.

 1.7. COMPENSATING BALANCES. The Borrower will maintain on deposit with the Bank in non-interest bearing accounts average daily collected balances, in excess of that required to support account activity and other credit facilities extended to the Borrower by the Bank, an amount at least equal to the sum of (i) $ N/A and (ii) N/A % of the Loan Amount as computed on a monthly basis. If the Borrower fails to keep and maintain such balances, it will pay a deficiency fee, payable within five days after receipt of a statement therefor calculated on the amount by which the Borrower's average daily balances are less than the requirements set forth above, computed at a rate equal to the rate set forth in the Note.

 1.8 CONDITIONS TO BORROWING. The Bank will not be obligated to make (or continue to make) advances hereunder unless (i) the Bank has received executed originals of the Note and all other documents or agreements applicable to the loans described herein, including but not limited to the documents specified in
Article III (collectively with this Agreement the "LOAN DOCUMENTS"), in form and content satisfactory to the Bank; (ii) if the loan is secured, the Bank has received confirmation satisfactory to it that the Bank has a properly perfected security interest, mortgage or lien, with the proper priority; (iii) the Bank has received certified copies of the Borrower's Articles of Incorporation and By-Laws, or its Partnership Agreement (as appropriate), certification of corporate or partnership status satisfactory to the Bank and all other relevant documents; (iv) the Bank has received a certified copy of a resolution or authorization in form and content



1125A (c)Firstar Corporation 1998       Page 1 of 6                      1/01
satisfactory to the Bank authorizing the loan and all acts contemplated by this Agreement and all related documents, and confirmation of proper authorization of all guaranties and other acts of third parties contemplated hereunder; (v) the Bank has been provided with an Opinion of the Borrower's counsel in form and content satisfactory to the Bank confirming the matters outlined in Section 2.2 and such other matters as the Bank requests; (vi) no default exists under this Agreement or under any other Loan Documents, or under any other agreements by and between the Borrower and the Bank; and (vii) all proceedings taken in connection with the transactions contemplated by this Agreement (including any required environmental assessments), and all instruments, authorizations and other documents applicable thereto, are satisfactory to the Bank and its counsel.

                      ARTICLE II. WARRANTIES AND COVENANTS

While any part of the credit granted to the Borrower under this Agreement or the other Loan Documents is available or any obligations under any of the Loan Documents are unpaid or outstanding, the Borrower continuously warrants and agrees as follows:

2.1 ACCURACY OF INFORMATION. All information, certificates or statements given to the Bank pursuant to this Agreement and the other Loan Documents will be true and complete when given.

2.2 ORGANIZATION AND AUTHORITY; LITIGATION. If the Borrower is a corporation or partnership, the Borrower is a validly existing corporation or partnership (as applicable) in good standing under the laws of its state of organization, and has all requisite power and authority, corporate or otherwise, and possesses all licenses necessary, to conduct its business and own its properties. The execution, delivery and performance of this Agreement and the other Loan Documents (i) are within the Borrower's power; (ii) have been duly authorized by proper corporate or partnership action (as applicable); (iii) do not require the approval of any governmental agency, other entity or person; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. This Agreement and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. There is no litigation or administrative proceeding threatened or pending against the Borrower which would, if adversely determined, have a material adverse effect on the Borrower's financial condition or its property.

2.3 EXISTENCE; BUSINESS ACTIVITIES; ASSETS. The Borrower will (i) preserve its corporate or partnership (as applicable) existence, rights and franchises; (ii) not make any material change in the nature or manner of its business activities;
(iii) not liquidate, dissolve, merge or consolidate with or into another entity; and (iv) not sell, lease, transfer or otherwise dispose of all or substantially all of its assets.

2.4 USE OF PROCEEDS; MARGIN STOCK; SPECULATION. Advances by the Bank hereunder will be used exclusively by the Borrower for working capital and other regular and valid purposes. The Borrower will not, without the prior written consent of the Bank, redeem, purchase, or retire any of the capital stock or declare or pay any dividends, or make any other payments or distributions of a similar type or nature. The Borrower will not use any of the loan proceeds to purchase or carry "margin" stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System). No part of any of the proceeds will be used for speculative investment purposes, including, without limitation, speculating or hedging in the commodities and/or futures market.

2.5 ENVIRONMENTAL MATTERS. Except as disclosed in a written schedule attached to this Agreement (if no schedule is attached, there are no exceptions), there exists no uncorrected violation by the Borrower of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively "ENVIRONMENTAL LAWS"). The term "HAZARDOUS SUBSTANCES" will mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. The Borrower is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that the Borrower (i) has violated any Environmental Laws; (ii) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively "REMEDIAL ACTION"); or (iii) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. Except as disclosed on the Borrower's environmental questionnaire provided to the Bank, there are not now, nor to the Borrower's knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by the Borrower during the periods that the Borrower owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To the Borrower's knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect the Borrower or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject the Borrower to Remedial Action or other liability. The Borrower currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide the Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by the Borrower or Remedial Action or other response by or on the part of the Borrower under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from the Borrower for an alleged violation of Environmental Laws.

2.6 COMPLIANCE WITH LAWS. The Borrower has complied with all laws applicable to its business and its properties, and has all permits, licenses and approvals required by such laws, copies of which have been provided to the Bank.

2.7 RESTRICTION ON INDEBTEDNESS. The Borrower will not create, incur, assume or have outstanding any indebtedness for borrowed money (including capitalized leases) except (i) any indebtedness owing to the Bank and its affiliates, and
(ii) any other indebtedness outstanding on the date hereof, and shown on the Borrower's financial statements delivered to the Bank prior to the date hereof, provided that such other indebtedness will not be increased.

2.8 RESTRICTION ON LIENS. The Borrower will not create, incur, assume or permit to exist any mortgage, pledge, encumbrance or other lien or levy upon or security interest in any of the Borrower's property now owned or hereafter acquired, except (i) taxes and assessments which are either not delinquent or which are being contested in good faith with adequate reserves provided; (ii) easements, restrictions and minor title irregularities which do not, as a practical matter, have an adverse effect upon the ownership and use of the affected property; (iii) liens in favor of the Bank and its affiliates; and (iv) other liens disclosed in writing to the Bank prior to the date hereof.

2.9 RESTRICTION ON CONTINGENT LIABILITIES. The Borrower will not guarantee or become a surety or otherwise contingently liable for any obligations of others, except pursuant to the deposit and collection of checks and similar matters in the ordinary course of business.

1125A                                   Page 2 of 6                      1/01

2.10 INSURANCE. The Borrower will maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, and as is satisfactory to the Bank, including insurance for fire and other risks insured against by extended coverage, public liability insurance and workers' compensation insurance; and will designate the Bank as loss payee with a "Lender's Loss Payable" endorsement on any casualty policies and take such other action as the Bank may reasonably request to ensure that the Bank will receive (subject to no other interests) the insurance proceeds on the Bank's collateral.

2.11 TAXES AND OTHER LIABILITIES. The Borrower will pay and discharge, when due, all of its taxes, assessments and other liabilities, except when the payment thereof is being contested in good faith by appropriate procedures which will avoid foreclosure of liens securing such items, and with adequate reserves provided therefor.

2.12 FINANCIAL STATEMENTS AND REPORTING. The financial statements and other information previously provided to the Bank or provided to the Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in the Borrower's financial condition since such information was provided to the Bank. The Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provide the Bank with such information concerning its business affairs and financial condition (including insurance coverage) as the Bank may request; and (iii) without request, provide the Bank with management-prepared financial statements:

         [X] quarterly within ___45__ days of the end of each quarter;
         [ ] monthly within ____N/A__ days of the end of each month;

and annual AUDITED FINANCIAL STATEMENTS PREPARED BY AN ACCOUNTING FIRM ACCEPTABLE TO THE BANK WITHIN 120 DAYS OF THE END OF EACH FISCAL YEAR.

2.13 INSPECTION OF PROPERTIES AND RECORDS; FISCAL YEAR. The Borrower will permit representatives of the Bank to visit and inspect any of the properties and examine any of the books and records of the Borrower at any reasonable time and as often as the Bank may reasonably desire. The Borrower will not change its fiscal year.

2.14 FINANCIAL STATUS. The Borrower will maintain at all times:

(i)   Net Working Capital in the amount of at least  (v)   Capital Expenditures not to exceed $_____N/A_____ per
      $________N/A_____.                                   fiscal year.

(ii)  Tangible Net Worth in the amount of at least   (vi)  Cash Flow Coverage Ratio of at least _______N/A________.
      $________N/A_____.

(iii) Debt to Worth Ratio of not more than           (vii) Officers, Directors, Partners, and Management Salaries and Other
      _________N/A_____.                                   Compensation not to exceed $____N/A_____ per fiscal year.

(iv)  Current Ratio of at least ___________N/A______.

The terms used in this Section 2.14 will have the meanings set forth in a supplement entitled "Financial Definitions," a copy of which the Burrower hereby acknowledges having received with this Agreement and which is incorporated herein by reference.

2.15. PAID-IN-FULL PERIOD. [ ] If checked here, all revolving loans under this Agreement and the Note must be paid in full for a period of at least N/A consecutive days during each fiscal year.

                     ARTICLE III. COLLATERAL AND GUARANTIES

3.1 COLLATERAL. This Agreement and the Note are secured by any and all security interests, pledges, mortgages/deeds of trust or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Borrower to the Bank, including without limitation as described in the following documents:

[ ] Real Estate Mortgage(s)/Deed(s) of Trust dated______________________________
    covering real estate located at_____________________________________________
    ____________________________________________________________________________

[X] Security Agreement(s) dated __06/08/01_/s/ JAMG_____________________________
[ ] Collateral Pledge Agreement(s) dated________________________________________
[ ] Other_______________________________________________________________________

    ____________________________________________________________________________
3.2 GUARANTIES. This loan is guaranteed by______________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________
    ____________________________________________________________________________

3.3 CREDIT BALANCES; SETOFF. As additional security for the payment of the obligations described in the Loan Documents and any other obligations of the Borrower to the Bank of any nature whatsoever (collectively the "OBLIGATIONS"), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank and the right to refuse to allow withdrawals from any account (collectively "SETOFF"). The Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) Setoff against the Obligations WHETHER OR

1125A                                   Page 3 of 6                      1/01

NOT THE OBLIGATIONS (INCLUDING FUTURE INSTALLMENTS) ARE THEN DUE OR HAVE BEEN ACCELERATED, ALL WITHOUT ANY ADVANCE OR CONTEMPORANEOUS NOTICE OR DEMAND OF ANY KIND TO THE BORROWER, SUCH NOTICE AND DEMAND BEING EXPRESSLY WAIVED.

 The information in this Article III is for information only and the omission of any reference to an agreement will not affect the validity or enforceability thereof. The rights and remedies of the Bank outlined in this Agreement and the documents identified above are intended to be cumulative.

                              ARTICLE IV. DEFAULTS

 4.1 DEFAULTS. NOTWITHSTANDING ANY CURE PERIODS DESCRIBED BELOW, THE BORROWER WILL IMMEDIATELY NOTIFY THE BANK IN WRITING WHEN THE BORROWER OBTAINS KNOWLEDGE OF THE OCCURRENCE OF ANY DEFAULT SPECIFIED BELOW. Regardless of whether the Borrower has given the required notice, the occurrence of one or more of the following will constitute a default:

 (a) NONPAYMENT. The Borrower shall fail to pay (i) any interest due on the Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of the Note when due.

 (b) NONPERFORMANCE. The Borrower or any guarantor of Borrower's Obligations to the Bank ("GUARANTOR") shall fail to perform or observe any agreement, term, provision, condition, or covenant (other than a default occurring under (a), (c), (d), (e), (f) or (g) of this Section 4.1) required to be performed or observed by the Borrower or any Guarantor hereunder or under any other Loan Document or other agreement with or in favor of the Bank.

 (c) MISREPRESENTATION. Any financial information, statement, certificate, representation or warranty given to the Bank by the Borrower or any Guarantor (or any of their representatives) in connection with entering into this Agreement or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given.

 (d) DEFAULT ON OTHER OBLIGATIONS. The Borrower or any Guarantor shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by the Borrower or any Guarantor to the Bank or any indebtedness in excess of $10,000 owing by the Borrower to any third party, and the period of grace, if any, to cure said default shall have passed.

 (e) JUDGMENTS. Any judgment shall be obtained against the Borrower or any Guarantor which, together with all other outstanding unsatisfied judgments against the Borrower (or such Guarantor), shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

 (f) INABILITY TO PERFORM; BANKRUPTCY/INSOLVENCY. (i) The Borrower or any Guarantor shall die or cease to exist; or (ii) any Guarantor shall attempt to revoke any guaranty of the Obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason; or (iii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any Federal or state law by or against the Borrower or any Guarantor; or (iv) the Borrower or any Guarantor shall become the subject of any out-of-court settlement with its creditors; or (v) the Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature.

 (g) ADVERSE CHANGE; INSECURITY. (i) There is a material adverse change in the business, properties, financial condition or affairs of the Borrower or any Guarantor, or in any collateral securing the Obligations; or (ii) the Bank in good faith deems itself insecure.

 4.2 TERMINATION OF LOANS; ADDITIONAL BANK RIGHTS. Upon the Maturity Date or the occurrence of any of the events identified in Section 4.1, the Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) (i) immediately terminate its obligation, if any, to make additional loans to the Borrower; (ii) Setoff; and/or (iii) take such other steps to protect or preserve the Bank's interest in any collateral, including without limitation, notifying account debtors to make payments directly to the Bank, advancing funds to protect any collateral and insuring collateral at the Borrower's expense; all without demand or notice of any kind, all of which are hereby waived.

 4.3 ACCELERATION OF OBLIGATIONS. Upon the Maturity Date or the occurrence of any of the events identified in Sections 4.1(a) through 4.1(e) and 4.1(g), and the passage of any applicable cure periods, the Bank may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance will thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Upon the occurrence of any event under
Section 4.1(f), the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, will thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. NOTHING CONTAINED IN SECTION 4.1, SECTION 4.2 OR THIS SECTION WILL LIMIT THE BANK'S RIGHT TO SETOFF AS PROVIDED IN SECTION 3.3 OR OTHERWISE IN THIS AGREEMENT.

 4.4 OTHER REMEDIES. Nothing in this Article IV is intended to restrict the Bank's rights under any of the Loan Documents or at law, and the Bank may exercise all such rights and remedies as and when they arc available.

1125A                             Page 4 of 6                              1/01

                             ARTICLE V. OTHER TERMS

 5.1 FINANCIAL DEFINITIONS SUPPLEMENT. If a Borrowing Base or covenants regarding financial status apply to this loan, the "FINANCIAL DEFINITIONS" Supplement identified in Sections 1.2 and 2.14 of this Agreement is hereby incorporated into this Agreement. The Borrower acknowledges receiving a copy of such Supplement.

 5.2 ADDITIONAL TERMS; ADDENDUM/SUPPLEMENTS. The warranties, covenants, conditions and other terms described in this Section and/or in the Addendum and/or other attached document(s) referenced in this Section are incorporated into this Agreement:

SEE ATTACHED ADDENDUM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           ARTICLE VI. MISCELLANEOUS

 6.1 DELAY; CUMULATIVE REMEDIES. No delay on the part of the Bank in exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have.

 6.2 RELATIONSHIP TO OTHER DOCUMENTS. The warranties, covenants and other obligations of the Borrower (and the rights and remedies of the Bank) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of any inconsistencies in any of the terms in the Loan Documents, all terms will be cumulative so as to give the Bank the most favorable rights set forth in the conflicting documents, except that if there is a direct conflict between any preprinted terms and specifically negotiated terms (whether included in an addendum or otherwise), the specifically negotiated terms will control.

 6.3 PARTICIPATIONS; GUARANTORS. The Bank may, at its option, sell all or any interests in the Note and other Loan Documents to other financial institutions (the "PARTICIPANT"), and in connection with such sales (and thereafter) disclose any financial information the Bank may have concerning the Borrower to any such Participant or potential Participant. From time to time, the Bank may, in its discretion and without obligation to the Borrower, any Guarantor or any other third party, disclose information about the Borrower and this loan to any Guarantor, surety or other accommodation party. This provision does not obligate the Bank to supply any information or release the Borrower from its obligation to provide such information, and the Borrower agrees to keep all Guarantors advised of its financial condition and other matters which may be relevant to the Guarantors' obligations to the Bank.

 6.4 SUCCESSORS. The rights, options, powers and remedies granted in this Agreement and the other Loan Documents will extend to the Bank and to its successors and assigns, will be binding upon the Borrower and its successors and assigns and will be applicable hereto and to all renewals and/or extensions hereof.

 6.5 INDEMNIFICATION. Except for harm arising from the Bank's willful misconduct, the Borrower hereby indemnifies and agrees to defend and hold the Bank harmless from any and all losses, costs, damages, claims and expenses of any kind suffered by or asserted against the Bank relating to claims by third parties arising out of the financing provided under the Loan Documents or related to any collateral (including, without limitation, the Borrower's failure to perform its obligations relating to Environmental Matters described in
Section 2.5 above). This indemnification and hold harmless provision will survive the termination of the Loan Documents and the satisfaction of the Obligations due the Bank.

 6.6 NOTICE OF CLAIMS AGAINST BANK; LIMITATION OF CERTAIN DAMAGES. In order to allow the Bank to mitigate any damages to the Borrower from the Bank's alleged breach of its duties under the Loan Documents or any other duty, if any, to the Borrower, the Borrower agrees to give the Bank immediate written notice of any claim or defense it has against the Bank, whether in tort or contract, relating to any action or inaction by the Bank under the Loan Documents, or the transactions related thereto, or of any defense to payment of the Obligations for any reason. The requirement of providing timely notice to the Bank represents the parties' agreed-to standard of performance regarding claims against the Bank. Notwithstanding any claim that the Borrower may have against the Bank, and regardless of any notice the Borrower may have given the Bank, THE BANK WILL NOT BE LIABLE TO THE BORROWER FOR CONSEQUENTIAL AND/OR SPECIAL DAMAGES ARISING THEREFROM, EXCEPT THOSE DAMAGES ARISING FROM THE BANK'S WILLFUL MISCONDUCT.

 6.7 NOTICES. Notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy,
(e) received through the internet, and (f) when personally delivered.

 6.8 PAYMENTS. Payments due under the Note and other Loan Documents will be made in lawful money of the United States, and the Bank is authorized to charge payments due under the Loan Documents against any account of the Borrower. All payments may be applied by the Bank to principal, interest and other amounts due under the Loan Documents in any order which the Bank elects.

1125A                            Page 5 of 6                               1/01

6.9 APPLICABLE LAW AND JURISDICTION; INTERPRETATION; JOINT LIABILITY; SEVERABILITY. This Agreement and all other Loan Documents will be governed by and interpreted in accordance with the internal laws of the State of __OHIO________, except to the extent superseded by Federal law. Invalidity of any provisions of this Agreement will not affect any other provision. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK'S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein will affect the Bank's rights to serve process in any manner permitted by law, or limit the Bank's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions. This Agreement, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank's receipt of the executed originals thereof. If there is more than one Borrower, the liability of the Borrowers will be joint and several, and the reference to "Borrower" will be deemed to refer to all Borrowers. Invalidity of any provision of this Agreement shall not affect the validity of any other provision.

6.10 COPIES; ENTIRE AGREEMENT; MODIFICATION. The Borrower hereby acknowledges the receipt of a copy of this Agreement and all other Loan Documents.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. THE TERMS OF THIS AGREEMENT MAY ONLY BE CHANGED BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN BORROWER AND THE BANK, WHICH OCCURS AFTER RECEIPT BY BORROWER OF THIS NOTICE, MAYBE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT, ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

6.11 WAIVER OF JURY TRIAL. THE BORROWER AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

6.12 ATTACHMENTS. ALL DOCUMENTS ATTACHED HERETO, INCLUDING ANY APPENDICES, SCHEDULES, RIDERS, AND EXHIBITS TO THIS AGREEMENT, ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE.

IN WITNESS WHEREOF, the undersigned have executed this REVOLVING CREDIT  AGREEMENT as of __JUNE 8, 2001_/s/_JU___.

(Individual Borrower)                                           __HMI INDUSTRIES, INC.______________________________________________
                                                                Borrower Name (Organization)

____________________________________________________(SEAL)      a __OHIO Corporation________________________________________________

                                                                By___/s/_Julie A. McGraw____________________________________________
Borrower Name _____________N/A___________________________
                                                                Name and Title ___JULIE MCGRAW, CONTROLLER__________________________
____________________________________________________(SEAL)
                                                                By__________________________________________________________________

Borrower Name _____________N/A___________________________       Name and Title _____________________________________________________

                                                                FIRSTAR BANK. N.A.____________________________________________(Bank)

                                                                By_/s/_Judith Ulrich________________________________________________

                                                                Name and Title __JUDITH A. ULRICH, VICE PRESIDENT___________________

Borrower Address: __6000 LOMBARDO CENTER SUITE 500, SEVEN HILLS, OH 44131___________________________________________________________
                  __________________________________________________________________________________________________________________
Borrower Telephone No.: ____________________________________________________________________________________________________________

1125A                                   Page 6 of 6                      1/01

                                                                    5314071-0001

                     ADDENDUM TO REVOLVING CREDIT AGREEMENT

         This Addendum is made part of the Revolving Credit Agreement (the "AGREEMENT ") made and entered into by and between the undersigned borrower (the "BORROWER") and the undersigned bank (the "BANK") as of the date identified below. The warranties, covenants and other terms described below are hereby added to the Agreement.


    TANGIBLE NET WORTH: BORROWER SHALL MAINTAIN A TANGIBLE NET WORTH AT ALL TIMES OF NOT LESS THAN $7,400,000; CALCULATED AT THE END OF THE QUARTER, INCREASING AT THE END OF EACH FISCAL YEAR BY 50% OF POSITIVE NET INCOME.

    EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND
    AMORTIZATION/INTEREST: BORROWER SHALL MAINTAIN AN INTEREST COVERAGE RATIO OF GREATER THAN OR EQUAL 5:1.0:1 CALCULATED ON A ROLLING 4 QUARTER BASIS.

    INDEBTEDNESS: RESTRICTION ON OTHER INDEBTEDNESS OTHER THAN VENDOR FINANCING. VENDOR FINANCING NOT TO EXCEED $1.7MM FOR THE TERM OF THE REVOLVER AND TO BE UNSECURED OR SECURED BY SPECIFIC TOOL & DIE. OTHER BORROWINGS NOT TO EXCEED $300,000.

    MAXIMUM CAPITAL EXPENDITURES: NOT TO EXCEED $4,100,000 IN 2001 AND $1,000,000 EVERY YEAR THEREAFTER

    DIVIDENDS: RESTRICTION ON PAYMENT OF DIVIDENDS UNLESS WRITTEN
    PERMISSION FROM BANK.

    EMPLOYEE ADVANCES: EMPLOYEE ADVANCES/LOANS NOT TO EXCEED $5,000.00

    ADVANCES: ADVANCES UNDER THE REVOLVING LINE OF CREDIT WILL BE LIMITED TO 80% OF ELIGIBLE ACCOUNTS RECEIVABLE LESS THAN 90 DAYS OLDS, PLUS 50% INVENTORY SUBJECT TO A 50% CAP FOR INVENTORY. MONTHLY BORROWING BASE AND MONTHLY STATEMENTS WILL BE REQUIRED ONCE A MINIMUM OF $500,000 IS OUTSTANDING ON THE REVOLVER.

    ADD TO SECTION 2.2: THE BORROWER'S CURRENT ACCOUNTING FIRM IS
    ACCEPTABLE TO BANK. AFTER WORDS ACCEPTABLE TO BANK.

    ADD TO SECTION 6.5: GROSS NEGLIGENCE AFTER WORDS ARISING FROM THE
    BANKS.


Dated as of:    June 8, 2001  /s/ JAMG
             -------------------------

(Individual Borrower)                HMI INDUSTRIES, INC.
                                    -----------------------------------------
                                    Borrower Name (Organization)

----------------------------(SEAL)  a   OHIO Corporation
                                    -----------------------------------------
                                    By /s/ Julie A. McGraw
                                       ---------------------------------------
Borrower Name       N/A
              --------------------  Name and Title   JULIE MCGRAW, CONTROLLER
                                                  ----------------------------
----------------------------(SEAL)
                                    By
                                      ----------------------------------------
Borrower Name       N/A             Name and Title
              --------------------                ----------------------------
                                       FIRSTAR BANK, N.A.           XXXX(Bank)
                                    ------------------------------------------
                                    By /s/ Judith Ulrich
                                      ----------------------------------------
                                    Name and Title    JUDITH A ULRICH, VICE
                                                  ----------------------------
                                                      PRESIDENT
                                                  ----------------------------

1123A      (c)Firstar Corporation 1998                                   4/98

                                                                    ATTACHMENT A
                                                                    ------------




                           BORROWING BASE CERTIFICATE

Pursuant to our Loan Agreement dated June 8, 2001, (the "Agreement, between HMI Industries, Inc., (the "Borrower"), and Firstar, N.A., (the "Bank"), the undersigned hereby certifies that he/she is an authorized signer for the Borrower that the Borrowing Base (as defined in the Agreement) that is required once a minimum of $500,000.00 is outstanding as of _________________________ is calculated as follows:

                         CALCULATION OF BORROWING BASE

1.       Eligible Accounts

         All Accounts Receivable                               $
                                                                ---------------

         Less Accounts over 90 days from invoice               $
                                                                ---------------

         Less Accounts of debtors who are also creditors
         to the extent of credit (contra accounts)             $
                                                                ---------------

         Less Accounts to affiliates and employees             $
                                                                ---------------

         Less non insured foreign Accounts                     $
                                                                ---------------

         Less Accounts subject to adjustment or in dispute     $
                                                                ---------------

         Less 10% insured foreign Accounts                     $
                                                                ---------------

         Less Accounts of any customer balance that 25%
         of the balance due is over 90 days then entire
         Account is ineligible                                 $
                                                                ---------------

         Total Eligible Accounts                               $
                                                                ---------------

         Less 20%                                              $
                                                                ---------------
         TOTAL ELIGIBLE ACCOUNTS                               $
                                                                ---------------

2.       Eligible Inventory (Cost Basis)
         - excludes WIP and consigned inventory

         Inventory at Cost:                                    $
                                                                ---------------


                                                                   - Page 1 of 2

                                                                    ATTACHMENT A
                                                                    ------------



         less 50%                                              $
                                                                ---------------
         Net Inventory                                         $
                                                                ---------------

         Total Eligible Inventory                              $
                                                                ---------------

3.       BORROWING BASE
4.
         A.       Total Eligible Accounts                $
                                                           -------------------
         B.       Total Eligible Inventory               $
                                                           -------------------

         C.       Borrowing Base (A + B)                 $
                  B CANNOT BE GREATER THAN 50% OF C        -------------------

         D.       Less Outstandings as of Report Date    $
                                                           -------------------

         E.       Availability (Overadvance) as of
                  Report Date                            $
                                                           -------------------


ARE ACCOUNTS RECEIVABLE FROM CUSTOMERS LOCATED IN MN, NJ, OR WV GREATER THAN 5%
FOR ANY ONE DEBTOR OR 25% IN TOTAL?                     YES/NO

The undersigned further certifies that, to the best of his/her knowledge and belief as of the date hereof, no event of default of any clause of the Agreement nor any event which, with notice or lapse of time or both, would constitute such an Event of Default has occurred and is continuing unremedied under this agreement.

Dated             , 19   .
      ------------    --

By:
    -----------------------

Its:
    -----------------------





                                                                   - Page 2 of 2

                                                                    5314071-0001



                        FINANCIAL DEFINITIONS SUPPLEMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT
                                      AND
                              TERM LOAN AGREEMENT

1. The term "CAPITAL EXPENDITURES" shall mean the aggregate amount of all purchases or acquisition of fixed assets, including real estate, motor vehicles, equipment, fixtures, leases and any other items that would be capitalized on Debtor's books under generally accepted accounting principles. The term "Capital Expenditures" will not include expenditures or charges for the usual and customary maintenance, repair and retooling of any fixed asset, the acquisition of new tooling in the ordinary course of business or fixed asset acquisitions evidenced by a binding purchase order or agreement made prior to the date of this Agreement.

2. The term "CASH FLOW COVERAGE RATIO" shall mean the relationship, expressed as a numerical ratio, between:

         (i) The total of Borrower's after-tax income (less dividends if the Borrower is an S Corporation) plus depreciation; and


         (ii)     Current maturities of long-term debt.


3. The term "CURRENT RATIO" shall mean the relationship, expressed as a numerical ratio, between the amount described below in 7(i) and the amount described in 7(ii).


4. The term "DEBT TO WORTH RATIO" shall mean the relationship, expressed as a numerical ratio, between:


         (i) the total of all liabilities of the Borrower which would appear on a balance sheet of the Borrower in accordance with generally accepted accounting principles; and


         (ii)     Tangible Net Worth.


5. The term "ELIGIBLE ACCOUNT" shall mean an account owing to the Borrower which meets all of the following requirements at the time it comes into existence and continues to meet the same until it is collected in full:

         (i) SALE OF GOODS OR SERVICES RENDERED. It arose from the performance of services by the Borrower, or from a bona fide sale or lease of goods on terms in effect as of the date of this Agreement as disclosed by the Borrower to the Bank; which services have been fully performed for an account debtor or which goods have been delivered or shipped to an account debtor residing in the United States or to a foreign account debtor acceptable to the Bank and supported by a letter of credit acceptable to the Bank or to the United States or any agency or department thereof whose accounts are assigned to the Bank under the Federal Assignment of Claims Act; and for which the Borrower has genuine and complete invoices, shipping documents or receipts;

         (ii) AGE AND DUE DATE. It is payable within 30 days of the date of invoice, and in each instance is not more than 60 days past due;

         (iii) OWNERSHIP. It is owned and assignable by the Borrower free of all claims, encumbrances and security interests (except the Bank's paramount security interest);

         (iv) NO DEFENSES. It is enforceable by the Borrower and the Bank against the account debtor for the amount shown as owing in the statements furnished by the Borrower to the Bank; it and the transaction out of which it arose comply with all applicable laws and regulations; it is not subject to any setoff, credit allowance or adjustment except discount for prompt payment, nor has the account debtor returned the goods or disputed liability; and it did not arise from a conditional sale, guaranteed sale, sale on approval, sale or return or sale on consignment;

         (v) FINANCIAL CONDITION OF ACCOUNT DEBTOR. Neither the Borrower nor the Bank has any notice or knowledge of anything which might impair the credit standing of the account debtor or the prospect of payment of the account, nor does the dollar amount of past-due invoices as a portion of the total dollar amount due from an account debtor exceed 10%, which limitation may change from time to time;

         (vi) AFFILIATES. It is not due from an Affiliate of the Borrower, including, without limitation, (a) a parent corporation; (b) subsidiary corporation; (c) an entity controlled by any controlling shareholder(s) of the Borrower; or (d) any officer, director, shareholder or owner of the Borrower or of any Affiliate. (collectively "Affiliate");



1126A   (c)Firstar Corporation 1998      Page 1 of 2                       3/98

         (vii)    OTHER PROVISIONS.

6. The term "ELIGIBLE INVENTORY" shall mean inventory (as defined under the Uniform Commercial Code in the state where the Bank's main office is located) of the Borrower which meets all of the following requirements and continues to meet the same until it is sold or otherwise disposed of:

         (i) OWNERSHIP. It is owned and assignable by the Borrower free of all claims, encumbrances and security interests (except the Bank's paramount security interest); it is located in the United States; it is not stored with any bailee, warehouseman, Affiliate or other party without a written agreement in favor of the Bank; and it is not held by the Borrower nor put in the field by the Borrower as a conditional sale, guaranteed sale, sale on approval, sale or return or sale on consignment.

         (ii) CONDITION. It is in good condition; it is not materially declined in value; it is not work-in-process; it is of an age, type and quantity acceptable to the Bank; and, in the case of goods held for sale, it is new and unused (except as the Bank may otherwise consent in writing);

         (iii)    OTHER PROVISIONS.

7.       The term "NET WORKING CAPITAL" shall mean:

         (i) the amount of all assets which under generally accepted accounting principles would appear as current assets on the balance sheet of the Borrower,

         Less

         (ii) the amount of all liabilities which under generally accepted accounting principles would appear as current liabilities on such balance sheet, including all indebtedness payable on demand or maturing (whether by reason of specified maturity, fixed prepayments, sinking funds or accruals of any kind, or otherwise) within 12 months or less from the date of the relevant statement, including all lease and rental obligations due in 12 months or less under capitalized leases, and including customers' advances and progress billings on contracts.

8. The term "OFFICER, DIRECTORS, PARTNERS, AND MANAGEMENT SALARIES AND OTHER COMPENSATION" shall mean the aggregate amount of all salaries, bonuses, dividends (except for satisfaction of the income tax liability for Subchapter S corporations), partnership distributions, draws, profit-sharing payments or other compensation of any kind to officers, directors, partners, and other employees having management or executive responsibilities (and all amounts to family members of any such persons).

9. The term "TANGIBLE NET WORTH" shall mean the total of all assets properly appearing on the balance sheet of the Borrower in accordance with generally accepted accounting principles, less the sum of the following:

         (i) the book amount of all such assets which would be treated as intangibles under generally accepted accounting principles, including, without limitation, all such items as goodwill, trademarks, trademark rights, trade names, trade name rights, brands, copyrights, patents, patent rights, licenses, deferred charges and unamortized debt discount and expense;


         (ii) any write-up in the book value of any such assets resulting from a revaluation thereof subsequent to the date of the Revolving Credit Agreement, or the Term Loan Agreement, as the case may be;

         (iii) all reserves, including reserves for depreciation, obsolescence, depletion, insurance, and inventory valuation, but excluding contingency reserves not allocated for any particular purpose and not deducted from assets;

         (iv) the amount, if any, at which any shares of stock of the Borrower appear on the asset side of such balance sheet;

         (v)      all liabilities of the Borrower shown on such balance sheet;

         (vi) all investments in foreign affiliates and nonconsolidated domestic affiliates; and

         (vii) all accounts or notes due to the Borrower from any shareholder, director, officer, employee or affiliate of the Borrower or from any relative of such party.

1126A                                    Page 2 of 2                       3/98

                              -------------------------------------------------
                                FOR BANK USE ONLY    Reviewed by
                                                                 ---------------
                              -------------------------------------------------
                                Due   DECEMBER 1, 2003
                                    --------------------
                                Customer   # 5314071     Loan #  0001
                                           -------------        ---------------
                              -------------------------------------------------


                             REVOLVING CREDIT NOTE

$ 2,000,000.00                                             JUNE 8, 2001  /s/JAMG
------------------                                      ------------------------


         FOR VALUE RECEIVED, the undersigned borrower (the "BORROWER"), promises to pay to the order of FIRSTAR BANK, N.A. (the "BANK"), the principal sum of TWO
                       ------------------                                    ---
MILLION AND NO/100 Dollars ($  2,000,000.00), payable DECEMBER 1, 2003.
------------------         -----------------          ----------------

         Interest.

    THE UNPAID PRINCIPAL BALANCE WILL BEAR INTEREST AT AN ANNUAL RATE EQUAL TO THE PRIME RATE ANNOUNCED BY THE BANK.

    THE INTEREST RATE HEREUNDER WILL BE ADJUSTED EACH TIME THAT THE PRIME RATE CHANGES.


         Payment Schedule.

    INTEREST IS PAYABLE BEGINNING JULY 1, 2001, AND ON THE SAME DATE OF EACH CONSECUTIVE MONTH THEREAFTER (EXCEPT THAT IF A GIVEN MONTH DOES NOT HAVE SUCH A DATE, THE LAST DAY OF SUCH MONTH), PLUS A FINAL INTEREST PAYMENT WITH THE FINAL PAYMENT OF PRINCIPAL.














         Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360.

         Principal amounts remaining unpaid after the maturity thereof, whether at fixed maturity or by reason of acceleration of maturity, shall bear interest from and after maturity until paid at a rate of 5% per annum plus the rate otherwise payable hereunder.

         In no event will the interest rate hereunder exceed that permitted by applicable law. If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Bank may credit any excess amount previously collected against the balance due or refund the amount to the Borrower.

         Subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of 5.00% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

         Without affecting the liability of any Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

         This Revolving Credit Note constitutes the Note issued under a Revolving Credit Agreement dated as of the date hereof between the Borrower and the Bank, to which Agreement reference is hereby made for a statement of the terms and conditions under which loans evidenced hereby were or may be made and a description of the terms and conditions upon which the maturity of this Note may be accelerated, and for a description of the collateral securing this Note.



1128OH (c)Firstar Corporation 1998                                        11/00

         CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear for Borrower in any action upon or in connection with this Revolving Credit Note at any time after the obligations under this Revolving Credit Note become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against Borrower, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in any said proceedings and judgments and all rights of appeal from the judgment rendered. The Borrower agrees and consents that the attorney confessing judgment on behalf of the Borrower hereunder may also be counsel to the Bank and/or any of the Bank's affiliates, and the Borrower hereby further waives any conflict of interest which might otherwise arise and consents to the Bank paying such confessing attorney a legal fee or allowing such attorneys' fees to be paid from proceeds of collection of this Revolving Credit Note and/or any and all collateral and security for the obligations.

WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF THE COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

The Borrower hereby acknowledges the receipt of a copy of this Note.

(Individual Borrower)                                           __HMI INDUSTRIES, INC.______________________________________________
                                                                Borrower Name (Organization)

____________________________________________________(SEAL)      a __OHIO Corporation________________________________________________

                                                                By___/s/_Julie A. McGraw____________________________________________
Borrower Name _____________N/A___________________________
                                                                Name and Title ___JULIE MCGRAW, CONTROLLER__________________________
____________________________________________________(SEAL)
                                                                By__________________________________________________________________

Borrower Name _____________N/A___________________________       Name and Title _____________________________________________________

1128OH                                                                    11/00

                             ARTICLE 9 CERTIFICATE
        (FOR PERSONAL PROPERTY SECURED LOANS EXCLUDING PERSONAL TRUSTS)
                                             -------------------------

Date:  June 8, 2001           "Borrower" HMI Industries       "Bank" Firstar
      -------------                      ------------------          ----------

The Undersigned pledgor of collateral to the Bank (hereafter "Pledgor") in his or her capacity as set forth below warrants and attests to Bank, its successors and assigns, the following:

1.       LEGAL NAME. The exact legal name of Pledgor is:
                     HMI INDUSTRIES INC.
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         (Note: If Pledgor is a sole proprietorship, indicate the exact name of the individual owner of the proprietorship, INCLUDING MIDDLE initial. If Pledgor is a general partnership without a formal partnership name, list the exact names of the partners who comprise the partnership.)

2        TYPE OF ENTITY. Pledgor is a (check one):

         [ ]      husband and wife borrowing relationship
         [ ]      sole proprietorship
         [ ]      general partnership
         [ ]      limited partnership
         [ ]      limited liability partnership
         [ ]      limited liability limited partnership
         [ ]      limited liability company
         [X]      corporation
         [ ]      other (please designate)
                                           -------------------------------------

3. REGISTERED ORGANIZATION. If Pledgor is an entity created by and registered with a state or the United States, check one and insert information as appropriate:

         [X]      United States
         [X]      State of  DELAWARE  (please designate)
                            ---------

4. REGISTRATION DOCUMENTATION. If Pledgor is a registered organization, attached is a file-stamped photocopy of Pledgor's current organization filing including all amendments (e.g., Articles of Incorporation, Articles of Organization, Certificate of Limited Partnership). ATTACHING A CERTIFICATE OF GOOD STANDING OR CERTIFICATE OF STATUS IS NOT SUFFICIENT FOR THIS REQUIREMENT.

5. ORGANIZATION NUMBER. If Pledgor is an organization and has an organization identification number, please specify
                                                             -------------------
         ----------------------------------------------------------------------,
         or if no separate identification number exists for the organization, indicate that "none exists" by checking this box [ ]. THIS IS NOT THE SSI OR TAXPAYER ID NUMBER.

6.       EMPLOYER ID #/SOCIAL SECURITY #: Pledgor's EIN or SS number is:
                                                                        --------

7        PLEDGOR'S LOCATION.
         [ ] Husband/wife or sole proprietorship, indicate complete address of principal residence

         -----------------------------------------------------------------------
              Also indicate any other address that might be considered a residence (e.g., vacation home)

         -----------------------------------------------------------------------


         [X] Registered Organization: location is state of registration. Add mailing address of chief executive office here:
              6000 Lombardo Ste #500    Seven Hills  OH 44131
         -----------------------------------------------------------------------


(c)U.S. Bancorp

         [ ]  Registered Organization organized under the laws of the United
              States: consult counsel

         [ ]  Foreign Pledgor: consult counsel

         [ ] All other organizations, indicate address of chief executive office

              -----------------------------------------------------------------

8. PRIOR NAMES. List all former names of Pledgor during the past five (5) years, including those names which existed prior to any acquisition, merger or consolidation with or into Pledgor, or any name of Pledgor that existed before Pledgor changed its name to its current name or changed its form of business (e.g., sole proprietor to LLC).

                                                             Reason (e.g., merger, acquisition,
         Change of Name From    Change of Name To    Date    name changes, entity change)
         -------------------    -----------------    ----    ----------------------------

         -------------------    -----------------    ----    ----------------------------

         -------------------    -----------------    ----    ----------------------------


9. PRIOR JURISDICTIONS. (NOTE: THIS REPRESENTATION APPLIES TO REGISTERED ORGANIZATIONS ONLY). If on or after July 1, 2001 the Pledgor changed its registration (e.g., Articles of Incorporation, Articles of Organization, Limited Partnership Certificate) from a different state (e.g., Iowa to Wisconsin), list the prior state of registration.

                            State                     Date of Change
                            -----                     --------------

               ----------------------------    ----------------------------

10. PRIOR PRINCIPAL LOCATIONS OF PLEDGOR. Other than that location listed in Section 7 above, list the city, state and county of the current principal location (or residence) of Pledgor and any prior location during the last six (6) months.

                            State                          County
                            -----                          ------

               ----------------------------    ----------------------------


11. COLLATERAL LOCATIONS. Other than that location listed in Section 7 above, list each city, state and county in which any of the following collateral IS CURRENTLY LOCATED or WAS LOCATED during the last six (6) months: inventory, equipment.

                            State                          County
                            -----                          ------

                STRONGSVILLE, OHIO                       CUYAHOGA
               ----------------------------    ----------------------------

               ----------------------------    ----------------------------



12. FIXTURES, TIMBER TO BE CUT, AS EXTRACTED MINERALS, FARM PRODUCTS. Please list street address of collateral and attach a legal description:
                     ------------------------------------------------------
         County of
                   ---------------------------------------------.

[ ] THERE HAVE BEEN NO CHANGES SINCE THE LAST CERTIFICATE DATED
                                                                -----------.

Pledgor represents and warrants that the foregoing statements are true and correct in all respects, and that such warranties and representations are made under and in connection with certain credit facilities between the Borrower and the Bank, and any inaccuracy of such representations or warranties will constitute a default under such facilities.

(Individual)                         (Organization)
                                     By: /s/ Julie A McGraw
------------------------------------    ------------------------------------
                                         JULIE A MCGRAW CONTROLLER
------------------------------------    ------------------------------------
         (Print Name)                    (Print Name and Title)

(Individual)

                                     By:
------------------------------------    ------------------------------------

------------------------------------    ------------------------------------
         (Print Name)                    (Print Name and Title)

(c)U.S. Bancorp

                                                                         5314071



             CORPORATE RESOLUTION FOR BORROWING AND PLEDGING ASSETS
               HMI INDUSTRIES, INC.
               --------------------------------------------------
                              NAME OF CORPORATION

         WHEREAS, it is necessary for this corporation to borrow money from FIRSTAR BANK, N.A. (the "BANK ") from time to time;
------------------


NOW, THEREFORE, RESOLVED, that any         of the officers of this corporation denoted below: [MARK AUTHORIZED OFFICERS]
                                   --------

         [ ]  Chairman of the Board   [ ]  Treasurer                 [ ]  Any Assistant Secretary
         [ ]  President               [ ]  Secretary                 [ ]  Other:
                                                                                ---------------------
         [ ]  Any Vice President      [ ]  Any Assistant Treasurer   [ ]  Other:
                                                                                ---------------------

is (are) authorized, on behalf of and in the name of this corporation, (a) to borrow money from the Bank from time to time in such amounts as such officer(s) shall deem advisable; (b) to make, execute, seal with the corporate seal, and deliver to the Bank, from time to time, loan agreements, disbursing agreements, notes, applications for letters of credit, and other evidence of or agreements concerning such indebtedness, in such amounts with such maturities, at such rates of interest, and upon such terms and conditions as said officer(s) shall approve; (c) to pledge, assign, mortgage or otherwise grant a security interest in any or all real property, fixtures, tangible or intangible personal property, or any other assets of this corporation, to execute, seal with the corporate seal, and deliver to the Bank such security agreements, chattel mortgages, assignments, financing statements, real estate mortgages, lease or rental assignments, assignments of life insurance, agreements not to encumber, or other agreements respecting any or all interests in real or personal property now owned or hereafter acquired by this corporation as may be requested by the Bank to secure any obligations of this corporation to the Bank, now existing or hereafter arising, all upon such terms and conditions as said officer(s) shall approve, and to perform such acts required of this corporation in such agreements or otherwise to perfect such security interests; (d) to sell to the Bank, with or without recourse, accounts, contract rights, general intangibles, instruments, documents, chattel paper, equipment, inventory, insurance policies, deposit accounts, rights in action or other personal property of this corporation; (e) to endorse or assign and deliver such property to the Bank, and from time to time to withdraw and make substitutions of such property, or to sell such property to third persons and cause the proceeds of such sales to be applied against the obligations of this corporation to the Bank; (f) to give subordinations, guaranties or other financial understandings to the Bank; and
(g) to endorse and deliver for discount with the Bank, notes, certificates of deposit, bills of exchange, orders for the payment of money, chattel paper, commercial, or other business paper, howsoever drawn, either belonging to or coming into the possession of this corporation. The signature(s) of said officer(s) appearing on any of the foregoing instruments shall be conclusive evidence of (his/her) (their) approval thereof.

         FURTHER RESOLVED, that the authority granted to the officers of this corporation shall continue in full force and effect, and said Bank may rely thereon in dealing with such officers, unless and until written notice of any change in or revocation of such authority shall be delivered to said Bank to the attention of Commercial Loan Operations by an officer or director of this corporation, and any action taken by said officers and relied on by said Bank pursuant to the authority granted herein prior to its receipt of such written notice shall be fully and conclusively binding on this corporation.

         FURTHER RESOLVED, that the actions of any officer of this corporation heretofore taken in borrowing money from the Bank for and on behalf of this corporation, and in securing such indebtedness in any manner authorized herein, and in selling or assigning property of this corporation to the Bank with or without recourse, and in discounting with the Bank commercial and other business paper, be and the same hereby are in all respects ratified, confirmed and approved.

         FURTHER RESOLVED, that in consideration of any loans or other financial accommodation made by the Bank to this corporation, this corporation shall be authorized to and shall assume full responsibility for and hold the Bank harmless from any and all payments made or any other actions taken by the Bank in reliance upon the signatures, including facsimiles thereof, of any person or persons holding the offices of this corporation designated above regardless of whether or not the use of the facsimile signature was unlawful or unauthorized and regardless of by whom or by what means the purported signature or facsimile signature may have been affixed to any instrument if such signatures reasonably resemble the specimen or facsimile signatures as provided to the Bank, or for refusing to honor any signatures not provided to the Bank; and that this corporation agrees to indemnify the Bank against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by the Bank resulting from or arising out of any such payment or other action. The foregoing indemnification shall be effective and may be enforced by the Bank upon delivery to the Bank of a copy of this resolution certified by the Secretary, Assistant Secretary or any other officer of this corporation.

         FURTHER RESOLVED, that the Secretary, Assistant Secretary or any other officer of this corporation is authorized and directed to certify to the Bank the foregoing resolutions and that the provisions thereof are in conformity with the Articles of Incorporation and By-Laws of this corporation and to certify to the Bank the names of the persons now holding the offices referred to above and any changes hereafter in the persons holding said offices together with specimens of the signatures of such present and future officers.

         FURTHER RESOLVED, that all prior resolutions of this corporation authorizing the borrowing of money from the Bank and the securing thereof, be and they hereby are rescinded and superseded as to all borrowings from the Bank and security transactions with respect thereto effected after the date of adoption of these resolutions.


0310A (c)Firstar Corporation 1998                                        12/98

                          (CONTINUED ON REVERSE SIDE)

         I HEREBY CERTIFY that I am the duly elected, qualified and acting ______________________ Secretary and the custodian of the records of the above-named corporation, a corporation organized and existing and in good standing under the laws of the State of __OHIO_________________. The foregoing resolutions [choose one:] [ ] are true and correct copies of the resolutions duly adopted in accordance with law and the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation on _________________________________ and that such resolutions are now in full force and effect without modifications and are duly recorded in the minute book of the corporation; [ ] are in conformity with existing resolutions, the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation, and permit the officers designated herein to undertake all the activities set forth above.

         I FURTHER CERTIFY that set forth below are the true titles, names and genuine signatures of the duly elected or appointed, qualified and acting officers of said corporation presently holding such offices who are authorized under the foregoing resolutions:

Title                           Name*                           Signature*
-----                           -----                           ----------

Chairman of
the Board
                                ----------------------------    -----------------------------

President
                                ----------------------------    -----------------------------

Vice President
                                ----------------------------    -----------------------------

                                ----------------------------    -----------------------------

Treasurer                        Julie A McGraw                  /s/ Julie A McGraw
                                ----------------------------    -----------------------------

Secretary
                                ----------------------------    -----------------------------

Assistant Treasurer
                                ----------------------------    -----------------------------

Assistant Secretary
                                ----------------------------    -----------------------------

Other
                                ----------------------------    -----------------------------
                                Title             Name

Other
                                ----------------------------    -----------------------------
                                Title             Name

         I FURTHER CERTIFY that copies of the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation which have heretofore been delivered to the Bank or which are delivered herewith are true and correct copies and that such Charter or Articles or Certificate and By-Laws or Code of Regulations, as applicable, are presently in full force and effect.

         IN WITNESS WHEREOF, I have affixed my name in my official capacity and have caused the corporate seal of the corporation to be hereunto affixed on __June 8, 2001_____.

         (CORPORATE SEAL)

                                                         /s/ John Meany
                                                        ------------------------
                                                                       Secretary

*Only the names and signatures of officers who will act in transactions with the Bank need be inserted.

0310A                                                                    12/98

                                                                         5314071

                          BUSINESS SECURITY AGREEMENT

 This Business Security Agreement ("AGREEMENT") is made and entered into by the undersigned borrower, guarantor and/or other obligor/pledgor (the "DEBTOR") in favor of FIRSTAR BANK, N.A. (the "BANK") as of the date set forth on the last
         ------------------
page of this Agreement.

                          ARTICLE I. SECURITY INTEREST

 1.1 GRANT OF SECURITY INTEREST. Debtor hereby grants a security interest in and collaterally assigns the Collateral (defined below) to Bank to secure all of Debtor's Obligations (defined below) to Bank. The intent of the parties hereto is that the Collateral secures all Obligations of Debtor to Bank, whether or not such Obligations exist under this Agreement or any other agreements, whether now or hereafter existing, between Debtor and Bank or in favor of Bank, including, without limitation, any note, any loan or security agreement, any lease, any mortgage, deed of trust or other pledge of an interest in real or personal property, any guaranty, any letter of credit or banker's acceptance, any agreement for any other services or credit extended by Bank to Debtor even though not specifically enumerated herein, and any other agreement with Bank (together and individually, the "LOAN DOCUMENTS" ).

 1.2 "COLLATERAL" means all of the following whether now owned or existing or hereafter acquired by Debtor (or by Debtor with spouse), wherever located (including all documents, general intangibles, additions and accessions, spare and repair parts, special tools, replacements, returned or repossessed goods and books and records relating to the following; and all proceeds, supporting obligations and products of the following) [CHECK ALL THAT APPLY]:

[X] All accounts, instruments, documents, chattel paper, general intangibles, contract rights, investment property (including any securities entitlements and/or securities accounts held by Debtor), securities and certificates of deposit, deposit accounts, and letter of credit rights;

[X]     All inventory;

[X]     All equipment;

[X]     All fixtures; and

[ ] Specific Collateral (the following, whether constituting equipment, inventory or fixtures):

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

In the event the first four boxes are checked, Debtor acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of Revised Article 9 of the Uniform Commercial Code (1999 Official Text), the foregoing collateral description covers all assets of Debtor. Bank may at any time and from time to time file financing and continuation statements and amendments thereto reflecting the same. Unless otherwise defined, the terms set forth in this Agreement shall have the meanings set forth in the Uniform Commercial Code as adopted in the Loan Documents and as amended from time to time. The defined terms hereunder shall be interpreted in a manner most favorable to Bank.

 1.3 "OBLIGATIONS" means all Debtor's debts (except for consumer credit if Debtor is a natural person), liabilities, obligations, covenants, warranties, and duties to Bank (plus its affiliates including any credit card debt, but specifically excluding any type of consumer credit), whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of the Loan Documents or otherwise, and all other debts and obligations due Bank under any lease, agricultural, real estate or other financing transaction and regardless of whether such financing is related in time or type to the financing provided at the time of grant of this security interest, and regardless of whether such Obligations arise out of existing or future credit granted by Bank to any Debtor, to any Debtor and others, to others guaranteed, endorsed or otherwise secured by any Debtor or to any debtor-in-possession or other successor-in-interest of any Debtor, and including principal, interest, fees, expenses and charges relating to any of the foregoing.

                      ARTICLE II. WARRANTIES AND COVENANTS

In addition to all other warranties and covenants of Debtor under the Loan Documents which are expressly incorporated herein as part of this Agreement and while any part of the credit granted Debtor under the Loan Documents is available or any Obligations of Debtor to Bank are unpaid or outstanding, Debtor continuously warrants and agrees as follows:

 2.1 DEBTOR'S NAME, LOCATION; NOTICE OF LOCATION CHANGES. Except as indicated in the ARTICLE 9 CERTIFICATE executed by Debtor and made a part hereof. Debtor's name and organizational structure has remained the same during the past five (5) years. Debtor will continue to use only the name set forth with Debtor's signature unless Debtor gives Bank prior written notice of any change. Furthermore, Debtor shall not do business under another name nor use any trade name without giving ten (10) days prior written notice to Bank. Debtor will not change its status or organizational structure without the prior written consent of Bank. Debtor will not change its location or registration (if Debtor is a registered organization) to another state without prior written notice to Bank. The address appearing in the ARTICLE 9 CERTIFICATE is Debtor's chief executive office (or residence if Debtor is a sole proprietor).

 2.2 STATUS OF COLLATERAL. All Collateral is genuine and validly existing. Except for items of insignificant value or as otherwise reflected in writing by Debtor to Bank under a borrowing base or otherwise, (i) Collateral constituting inventory, equipment and fixtures is in good condition, not obsolete and is either currently saleable or usable; and (ii) Collateral constituting accounts, contract rights, notes, chattel paper and other third-party obligations to pay is fully enforceable in accordance with its terms and not subject to return, dispute, setoff, credit allowance or adjustment, except for discounts for prompt payment. Unless Debtor provides Bank with written notice to the contrary, Debtor has no notice or knowledge of anything that would impair the ability of any third-party obligor to pay any debt to Debtor when due.


1150A                              Page 1 of 4                             3/01

 2.3 OWNERSHIP; MAINTENANCE OF COLLATERAL; RESTRICTIONS ON LIENS AND DISPOSITIONS. Debtor is the sole owner of the Collateral free of all liens, claims, other encumbrances and security interests except as permitted in writing by Bank. Debtor shall: (i) maintain the Collateral in good condition and repair (reasonable wear and tear excepted), and not permit its value to be impaired;
(ii) not permit waste, removal or loss of identity of the Collateral; (iii) keep the Collateral free from all liens, executions, attachments, claims, encumbrances and security interests (other than Bank's paramount security interest and those permitted in writing by Bank); (iv) defend the Collateral against all claims and legal proceedings by persons other than Bank; (v) pay and discharge when due all taxes, levies and other charges or fees upon the Collateral except for payment of taxes contested by Debtor in good faith by appropriate proceedings so long as no levy or lien has been imposed upon the Collateral; (vi) not lease, sell or transfer the Collateral to any party nor move it to any new location outside of the ordinary course of business; (vii) not permit the Collateral, without the consent of Bank, to become a fixture or an accession to other goods; (viii) not permit the Collateral to be used in violation of any applicable law, regulation or policy of insurance; and, (ix) as to the Collateral consisting of instruments and chattel paper, preserve Bank's rights in it against all other parties. Notwithstanding the above, Debtor may sell, lease or transfer inventory in the ordinary course of its business provided that no sale, lease or transfer shall include any transfer or sale in satisfaction (partial or complete) of a debt owed by Debtor; title will not pass to buyer until Debtor physically delivers the goods to buyer or Debtor ships the goods F.O.B. to buyer's destination; and sales and/or leases to Debtor's affiliates shall be for fair market value, cash on delivery, with the proceeds remitted to Bank.

 2.4 MAINTENANCE OF SECURITY INTEREST; PURCHASE MONEY SECURITY INTERESTS. Debtor shall take any action requested by Bank to preserve the Collateral and to establish the value of, the priority of, to perfect, to continue the perfection of or to enforce Bank's interest in the Collateral and Bank's rights under this Agreement; and shall pay all costs and expenses related thereto. Debtor shall also cooperate with Bank in obtaining control (for purposes of perfection under the Uniform Commercial Code) of Collateral consisting of deposit accounts, investment property, letter of credit rights, electronic chattel paper and any other collateral where Bank may obtain perfection through control. Debtor hereby authorizes Bank to take any and all actions described above and in place of Debtor with respect to the Collateral and hereby ratifies any such actions Bank has taken prior to the date of this Agreement and hereafter, which actions may include, without limitation, filing UCC financing statements and obtaining or attempting to obtain control agreements from holders of the Collateral. Debtor and Bank intend to maintain the full effect of any purchase money security interest granted in favor of Bank notwithstanding the fact that the Collateral so purchased is also pledged as security for other Obligations under the Loan Documents.

 2.5 COLLATERAL INSPECTIONS; MODIFICATIONS AND CHANGES IN COLLATERAL. At reasonable times, Bank may examine the Collateral and Debtor's records pertaining to it, wherever located, and make copies of such records at Debtor's expense; and Debtor shall assist Bank in so doing. Without Bank's prior written consent, Debtor shall not alter, modify, discount, extend, renew or cancel any Collateral, except for ordinary discounts for prompt payment on accounts, physical modifications to the inventory occurring in the manufacturing process or alterations to equipment which do not materially affect its value. Debtor shall promptly notify Bank in writing of any material change in the condition of the Collateral and of any change in location of the Collateral.

 2.6 COLLATERAL RECORDS, REPORTS AND STATEMENTS. Debtor shall keep accurate and complete records respecting the Collateral in such form as Bank may approve. At such times as Bank may require, Debtor shall furnish to Bank any records/information Bank might require, including, without limitation, a statement certified by Debtor and in such form and containing such information as may be prescribed by Bank showing the current status and value of the Collateral.

 2.7 CHATTEL PAPER, INSTRUMENTS, ETC. Chattel paper, instruments, drafts, notes, acceptances, and other documents which constitute Collateral shall be on forms satisfactory to Bank. Debtor shall promptly mark chattel paper to indicate conspicuously Bank's security interest therein, shall not deliver any chattel paper or negotiable instruments to any other entity and, upon request, shall deliver all original chattel paper, instruments, drafts, notes, acceptances and other documents which constitute Collateral to Bank.

 2.8 UNITED STATES GOVERNMENT CONTRACTS. If any accounts or contract rights arose out of contracts with the United States or any of its departments, agencies or instrumentalities, Debtor shall promptly notify Bank and execute any writings required by Bank so that all money due or to become due under such contracts shall be assigned to Bank under the Federal Assignment of Claims Act.

 2.9 ENVIRONMENTAL MATTERS. Except as disclosed in a written schedule attached to this Agreement (if no schedule is attached, there are no exceptions), there exists no uncorrected violation by Debtor of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively "ENVIRONMENTAL LAWS"). The term "HAZARDOUS SUBSTANCES" shall mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. Debtor is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that Debtor (i) has violated any Environmental Laws; (ii) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively "REMEDIAL ACTION"); or (iii) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. There are not now, nor to Debtor's knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by Debtor during the periods that Debtor owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To Debtor's knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect Debtor or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject Debtor to Remedial Action or other liability. Debtor currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by Debtor or Remedial Action or other response by or on the part of Debtor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from Debtor for an alleged violation of Environmental Laws.

 2.10 INSURANCE. Debtor will maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, and as is satisfactory to Bank, including insurance for fire and other risks insured against by extended or comprehensive coverage, public liability insurance and workers' compensation insurance; and will designate Bank as loss payee with a "Lender's Loss Payable" endorsement on any casualty policies and take such other action as Bank may reasonably request to ensure that Bank will receive (subject to no other interests) the insurance proceeds of the Collateral. Debtor hereby assigns all insurance proceeds to and irrevocably directs, while any Obligations remain unpaid, any insurer to pay to Bank the proceeds of all such

1150A                               Page 2 of 4                            3/01
insurance and any premium refund; and authorizes Bank to endorse Debtor's name to effect the same, to make, adjust or settle, in Debtor's name, any claim on any insurance policy relating to the Collateral; and, at the option of Bank, to apply such proceeds and refunds to the Obligations or to restoration of the Collateral, returning any excess to Debtor.

                            ARTICLE III. COLLECTIONS

 3.1 DEPOSIT WITH BANK. At any time Bank may require that all proceeds of Collateral received by Debtor shall be held by Debtor upon an express trust for Bank, shall not be commingled with any other funds or property of Debtor and shall be turned over to Bank in precisely the form received (but endorsed by Debtor, if necessary for collection) not later than the business day following the day of their receipt. All proceeds of Collateral received by Bank directly or from Debtor shall be applied against the Obligations in such order and at such times as Bank shall determine.

                     ARTICLE IV. RIGHTS AND DUTIES OF BANK

 In addition to all other rights (including setoff) and duties of Bank under the Loan Documents which are expressly incorporated herein as a part of this Agreement, the following provisions shall also apply:

 4.1 AUTHORITY TO PERFORM FOR DEBTOR. Debtor presently appoints any officer of Bank as Debtor's attorney-in-fact (coupled with an interest and irrevocable while any Obligations remain unpaid) to do any of the following upon default by Debtor hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between Debtor and Bank): (i) to file, endorse or place the name of Debtor on any invoice or document of title relating to accounts, drafts against customers, notices to customers, notes, acceptances, assignments of government contracts, instruments, financing statements, checks, drafts, money orders, insurance claims or payments or other documents evidencing payment or a security interest relating to the Collateral; (ii) to receive, open and dispose of all mail addressed to Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to Debtor to an address designated by Bank; (iii) to do all such other acts and things necessary to carry out Debtor's duties under this Agreement and the other Loan Documents; and (iv) to perfect, protect and/or realize upon Bank's interest in the Collateral. If the Collateral includes funds or property in depository accounts, Debtor authorizes each of its depository institutions to remit to Bank, without liability to Debtor, all of Debtor's funds on deposit with such institution upon written direction by Bank after default by Debtor hereunder. All acts by Bank are hereby ratified and approved, and Bank shall not be liable for any acts of commission or omission, nor for any errors of judgment or mistakes of fact or law.

 4.2 VERIFICATION AND NOTIFICATION; BANK'S RIGHTS. Bank may verify Collateral in any manner, and Debtor shall assist Bank in so doing. Upon the occurrence of a default hereunder, Bank may at any time and Debtor shall, upon request of Bank, notify the account debtors to make payment directly to Bank; and Bank may enforce collection of, sell, settle, compromise, extend or renew the indebtedness of such account debtors; all without notice to or the consent of Debtor. Until account debtors are so notified, Debtor, as agent of Bank, shall make collections on the Collateral. Bank may at any time notify any bailee possessing Collateral to turn over the Collateral to Bank.

 4.3 COLLATERAL PRESERVATION. Bank shall use reasonable care in the custody and preservation of any Collateral in its physical possession but in determining such standard of reasonable care, Debtor expressly acknowledges that Bank has no duty to: (i) insure the Collateral against hazards; (ii) ensure that the Collateral will not cause damage to property or injury to third parties; (iii) protect it from seizure, theft or conversion by third parties, third parties' claims or acts of God; (iv) give to Debtor any notices received by Bank regarding the Collateral; (v) perfect or continue perfection of any security interest in favor of Debtor; (vi) perform any services, complete any work-in-process or take any other action in connection with the management or maintenance of the Collateral; or (vii) sue or otherwise effect collection upon any accounts even if Bank shall have made a demand for payment upon individual account debtors. Notwithstanding any failure by Bank to use reasonable care in preserving the Collateral, Debtor agrees that Bank shall not be liable for consequential or special damages arising therefrom.

                        ARTICLE V. DEFAULTS AND REMEDIES

 Bank may enforce its rights and remedies under this Agreement upon default. A default shall occur if Debtor fails to comply with the terms of any Loan Documents (including this Agreement or any guaranty by Debtor), a demand for payment is made under a demand loan, or any other obligor fails to comply with the terms of any Loan Documents for which Debtor has given Bank a guaranty or pledge.

 5.1 CUMULATIVE REMEDIES; NOTICE; WAIVER. In addition to the remedies for default set forth in the Loan Documents, Bank upon default shall have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and this Agreement, INCLUDING, WITHOUT LIMITATION THE RIGHT TO REPOSSESS, RENDER UNUSABLE AND/OR DISPOSE OF THE COLLATERAL WITHOUT JUDICIAL PROCESS. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which Bank would otherwise have. With respect to such rights and remedies:

     (a) ASSEMBLING COLLATERAL; STORAGE; USE OF DEBTOR'S NAME/OTHER PROPERTY. Bank may require Debtor to assemble the Collateral and to make it available to Bank at any convenient place designated by Bank. Debtor recognizes that Bank will not have an adequate remedy in Law if this obligation is breached and accordingly, Debtor's obligation to assemble the Collateral shall be specifically enforceable. Bank shall have the right to take immediate possession of said Collateral and Debtor irrevocably authorizes Bank to enter any of the premises wherever said Collateral shall be located, and to store, repair, maintain, assemble, manufacture, advertise and sell, lease or dispose of (by public sale or otherwise) the same on said premises until sold, all without charge or rent to Bank. Bank is hereby granted an irrevocable license to use, without charge, Debtor's equipment, inventory, labels, patents, copyrights, franchises, names, trade secrets, trade names, trademarks and advertising matter and any property of a similar nature; and Debtor's rights under all licenses and franchise agreements shall inure to Bank's benefit. Further, Debtor releases Bank from obtaining a bond or surety with respect to any repossession and/or disposition of the Collateral.

     (b) NOTICE OF DISPOSITION. Written notice, when required by law, sent to any address of Debtor in this Agreement, at least ten (10) calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice. Notification to account debtors by Bank shall not be deemed a disposition of the Collateral. Notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by over-

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
     night delivery service, (c) received by telex, (d) received by telecopy,
     (e) received through the internet, and (f) when personally delivered.

(c) POSSESSION OF COLLATERAL/COMMERCIAL REASONABLENESS. Bank shall not, at any time, be obligated to either take or retain possession or control of the Collateral. With respect to Collateral in the possession or control of Bank, Debtor and Bank agree that as a standard for determining commercial reasonableness, Bank need not liquidate, collect, sell or otherwise dispose of any of the Collateral if Bank believes, in good faith, that disposition of the Collateral would not be commercially reasonable, would subject Bank to third-party claims or liability, that other potential purchasers could be attracted or that a better price could be obtained if Bank held the Collateral for up to 2 years. Bank may sell Collateral without giving any warranties and may specifically disclaim any warranties of title or the like. Furthermore, Bank may sell the Collateral on credit (and reduce the Obligations only when payment is received from the buyer), at wholesale and/or with or without an agent or broker; and Bank need not complete, process, repair, clean-up or otherwise prepare the Collateral prior to disposition. If the purchaser fails to pay for the Collateral, Bank my resell the Collateral and Debtor shall be credited with the cash proceeds of the sale. Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d) WAIVER BY DEBTOR. Bank has no obligation and Debtor waives any obligation to attempt to satisfy the Obligations by collecting the obligations from any third parties and Bank may release, modify or waive any collateral provided by any third party to secure any of the Obligations, all without affecting Bank's rights against Debtor. Debtor further waives any obligation on the part of Bank to marshal any assets in favor of Debtor or in payment of the Obligations. Notwithstanding any provisions in this Agreement or any other agreement between Debtor and Bank, Debtor does not waive any statutory rights except to the extent that the waiver thereof is permitted by law.

(e) WAIVER BY BANK. Bank may permit Debtor to attempt to remedy any default without waiving its rights and remedies hereunder, and Bank may waive any default without waiving any other subsequent or prior default by Debtor. Furthermore, delay on the part of Bank in exercising any right, power or privilege hereunder or at law shall not operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. NO WAIVER OR SUSPENSION SHALL BE DEEMED TO HAVE OCCURRED UNLESS BANK HAS EXPRESSLY AGREED IN WRITING SPECIFYING SUCH WAIVER OR SUSPENSION.

                           ARTICLE VI. MISCELLANEOUS

 All other provisions in the Loan Documents are expressly incorporated as a part of this Agreement.

 ALL DOCUMENTS ATTACHED HERETO, INCLUDING ANY APPENDICES, SCHEDULES, RIDERS, AND EXHIBITS TO THIS AGREEMENT, ARE HEREBY EXPRESSLY INCORPORATED BY REFERENCE.

 IN WITNESS WHEREOF, the undersigned has/have executed this BUSINESS SECURITY AGREEMENT as of __JUNE 8, 2001______________.

(Individual Debtor)                                             __HMI INDUSTRIES, INC.______________________________________________
                                                                Debtor Name (Organization)

____________________________________________________(SEAL)      a __OHIO Corporation________________________________________________

                                                                By___/s/_Julie McGraw_______________________________________________
Debtor Name _______________N/A___________________________
                                                                Name and Title ___JULIE MCGRAW, CONTROLLER__________________________
____________________________________________________(SEAL)
                                                                By__________________________________________________________________

Debtor Name _______________N/A___________________________       Name and Title _____________________________________________________

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